SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


Date of Report                                                   April 16, 2003


                        Commission file number 000-26213

                             Arc Communications Inc.
                             -----------------------
             (Exact Name of Registrant as specified in its charter)

         New Jersey                                             22-3201557
       ----------------------                             -------------------
      (State of Incorporation)                          (IRS Identification No.)

                              788 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724
                                 (732) 219-1766
         (Registrant's Address, including ZIP Code and telephone number)


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Item 2. Acquisition or Disposition of Assets.

On April 1, 2003 (the "Closing Date"), the Registrant sold all of the issued and outstanding shares of capital stock (the "Purchased Shares") of its wholly-owned subsidiary ArcMesa Educators, Inc., a New Jersey corporation ("ArcMesa"), to Belcan Corporation, an Ohio corporation. The sale was consummated pursuant to a Stock Purchase Agreement dated as of the Closing Date (the "Purchase Agreement") by and between Belcan and the Registrant, and a Non-Competition and Non-Disclosure Agreement dated as of the Closing Date (the "Non-Compete Agreement") by and between Belcan and the Registrant. On the Closing Date, ArcMesa became a wholly-owned subsidiary of Belcan.

Under the Purchase Agreement, the purchase price for the Purchased Shares and the Registrant's covenants of non-competition contained in the Non-Compete Agreement was Four Hundred Fifty Thousand Dollars ($450,000). The sum of Three Hundred Fifty Dollars ($350,000) was allocated to the purchase of the Purchased Shares and was paid on the Closing Date. The sum of One Hundred Thousand Dollars ($100,000) (the "Non-Competition Payment") was allocated to the Registrant's covenants of non-competition and is payable upon the first anniversary of the Closing Date. All obligations and liabilities of ArcMesa (other than with respect to customer contracts) as of the Closing Date, remain the responsibility of the Registrant to satisfy. To the extent that any such obligations or liabilities remain outstanding on the first anniversary of the Closing Date, Belcan may offset the amount of such obligation or liability against the Non-Competition Payment.

The foregoing description of the Purchase Agreement and the Non-Competition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Non-Competition Agreement which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Pro Forma Financial Information.

The pro forma financial statements required by this item will be filed not later than sixty (60) days after the date hereof by an amendment to this Current Report on Form 8-K.

(c) Exhibits:

    Exhibit Number                           Description

         2.1 Stock Purchase Agreement dated as of April 1, 2003 by and among Belcan Corporation and Arc Communications Inc.

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         2.2                            Non-Competition Agreement dated as of
                                        April 1, 2003 by and among Belcan
                                        Corporation and Arc Communications Inc.

         99.1                           Press Release of Arc Communications Inc.
                                        dated April 2, 2003.


                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Arc Communications Inc.
                                        -----------------------
                                        (Registrant)


                                        By: /s/ Michael Rubel
                                           ---------------------
                                            Michael Rubel
                                            Chief Operating Officer




Date: April 16, 2003


                                  EXHIBIT INDEX

         Exhibit                            Description

           2.1 Stock Purchase Agreement dated as of April 1, 2003 by and among Belcan Corporation and Arc Communications Inc.

           2.2 Non-Competition Agreement dated as of April 1, 2003 by and among Belcan Corporation and Arc Communications Inc.


           99.1                         Press Release of Arc Communications Inc.
                                        dated April 2, 2003.